Exhibit 10.3
                                             EXHIBIT E
TO CREDIT AGREEMENT

TERM NOTE

$10,000,000         Los Angeles, California
June 11, 1999

     FOR VALUE RECEIVED, the undersigned, HAUSER, INC., a Colorado corporation, ZUELLIG BOTANICAL EXTRACTS, INC., a Delaware corporation, ZETAPHARM, INC., a New York corporation, WILCOX DRUG COMPANY, INC., a Delaware corporation and SHUSTER LABORATORIES, INC., a Massachusetts corporation (collectively, the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of Wells Fargo Bank, National Association (the "Lender"), at [c/o Wells Fargo HSBC Trade Bank, N.A., 333 South Grand Avenue, 8th Floor, Los Angeles, California 90071], or at such other place as the holder of this Note may direct, (i) on the Maturity Date, the aggregate unpaid principal amount of all Term Loans made by the Lender pursuant to the Credit Agreement (referred to below) and (ii) on each Term Loan Repayment Date prior to the Maturity Date, the principal amount of Term Loans made by the Lender pursuant to the Credit Agreement and payable to the Lender on such Term Loan Repayment Date as provided in the Credit Agreement, in each case in lawful money of the United States of America and in immediately available funds. The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at the rates and on the dates specified in the Credit Agreement. For the purpose of determining such interest rates, the Applicable Margin shall be as set forth on Schedule 1 annexed hereto.

     The holder of this Note is authorized to record on Schedules 2 and 3 annexed hereto or on a continuation thereof the date, Type and amount of each Term Loan made pursuant to the Credit Agreement, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or repayment of principal thereof and, in the case of LIBOR Loans, the length of each Interest Period with respect thereto; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Term Loans.

     This Note is the Term Note referred to in the Credit Agreement dated as of June 11, 1999 (the "Credit Agreement"), among the Borrowers and the Lender, is secured as provided therein and in the Security Documents and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.


                              HAUSER, INC.


                              By:
                                   Name:
                                   Title:


                              ZUELLIG BOTANICAL EXTRACTS, INC.


                              By:
                                   Name:
                                   Title:


                              ZETAPHARM, INC.


                              By:
                                   Name:
                                   Title:


                              WILCOX DRUG COMPANY, INC.


                              By:
                                   Name:
                                   Title:


                              SHUSTER LABORATORIES, INC.


                              By:
                                   Name:
                                   Title:

SCHEDULE 1
TO TERM NOTE


APPLICABLE MARGINS


Base Rate Loans  -     minus one-half of one percent (0.50%)
LIBOR Loans      -     plus one and three-quarters percent (1.75%); if, on
                       the one year anniversary of the Effective Date, the Borrowers are in compliance with all terms and conditions of the Credit Agreement and the other
                       Loan Documents, then effective as of such date, and for Interest Periods commencing on and after such date, the Applicable Margin will be reduced to one and sixty-five one-hundredths percent (1.65%)



SCHEDULE 2
TO TERM NOTE

LOANS, CONVERSIONS AND PAYMENT OF BASE RATE LOANS

                            Amount        Amount of    Unpaid
                            of Base       LIBOR Loans  Principal
      Amount of  Amount of  Rate Loans    Converted    Balance
      Base Rate  Principal  Converted to  to Base      of Base     Notation
Date  Loans      Repaid     LIBOR Loans   Rate Loans   Rate Loans  Made By


SCHEDULE 3
TO TERM NOTE


LOANS, CONVERSIONS AND PAYMENTS OF LIBOR LOANS

                            Amount of     Amount of     Unpaid
                            LIBOR Loans   Base Rate     Principal
      Amount of  Amount of  Converted to  Loans         Balance
      LIBOR      Principal  Base Rate     Converted to  of LIBOR   Notation
Date  Loans      Repaid     Loans         LIBOR Loans   Loans      Made By
